Impairment of non-current assets	9 Months Ended
Sep. 30, 2019
Impairment of non-current assets
Impairment of non-current assets

16. Impairment of non-current assets

For the purpose of the impairment test on non-current assets the Company estimated the recoverable amounts as the higher of value in use or fair value less costs to sell of an individual asset or CGU this asset relates. As at September 30, 2019 the Group identified the impairment indicators of non-current assets allocated to Rocketbank CGU and QIWI Box CGU due to underperformance on key metrics and the management plans to discontinue the operations to which the assets belong. The Group performed an impairment test of these CGUs, which indicated that there is impairment as of the reporting date in the amount of 198 for QIWI Box CGU and 328 for Rocketbank CGU. The recoverable amount of QIWI Box CGU has been determined by the Company based on a fair value less costs to sell. The recoverable amount of Rocketbank CGU has been also determined by the Company based on a fair value less cost to sell, using cash flow projections based on the business plans approved by Management and an appropriate discount rate reflecting time value of money and risks associated. The period of forecast was five years. The discount rate applied was 21%. As a result, the Company partially impaired the non-current assets, relating to both CGUs.

As at September 30,2019	Rocketbank CGU	QIWI Box CGU	Total
Carrying amount	692	340	1,032
Recoverable amount	364	142	506
Impairment	(328)	(198)	(526)
Allocated to:
Goodwill	(93)	—	(93)
Intangible assets	(235)	(66)	(301)
Property and equipment	—	(132)	(132)